UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2020

VUZIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A, West Henrietta, New York 14586

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VUZI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information under Item 8.01 is incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

Effective May 4, 2020, Vuzix Corporation (the “Company”) adopted a compensation adjustment plan, whereby, for the period from May 2020 through December 2020, all employees earning a salary of at least $60,000 will have their salaries reduced and will receive a stock award for an amount of common stock equal to 150% of the total amount their salary is reduced over the period. Such salary reductions will be as follows (except with respect to the Company’s executive officers):

•	Salary of $60,000 - $79,999: 15% salary reduction;
•	Salary of $80,000 - $119,999: 20% salary reduction; and
•	Salary of $120,000 or greater: 25% salary reduction

The stock awards were determined and issued as of May 4, 2020, with the amount calculated by taking the total amount the employee’s salary is reduced over the period and dividing it by the share price as of the close of business on May 4, 2020, then multiplying that amount by 150%.

The shares will vest on January 15, 2021, and will be restricted from sale or transfer until July 15, 2021. Certain employees will have the option to incur a salary reduction based on a reduced work schedule and forego the stock award.

With respect to the Company’s executive officers (Paul Travers and Grant Russell), their salary will be reduced 50% during this period and they will also receive the stock award of 150% of the total amount their salary is reduced over the period.

With respect to the Company’s non-employee board members, their cash retainer and committee membership fee will be reduced by 50% over the same period and they will also receive the stock award of 150% of the amount their cash compensation is reduced.

The Company estimates that under this program, the Company will save approximately $1,200,000 in cash payroll expenses and the Company will issue approximately 1,200,000 shares of restricted common stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell Chief Financial Officer

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